Exhibit 10.1
SELECTED DEALER AGREEMENT
July 20, 2006
Ameriprise Financial Services, Inc.
570 Ameriprise Financial Center
Minneapolis, MN 55474
Ladies and Gentlemen:
     Hines Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), hereby confirms its agreement with Ameriprise Financial Services, Inc. (“Ameriprise”) as follows:
     1. Introduction. This Selected Dealer Agreement (the “Agreement”) sets forth the understandings and agreements between the Company, Hines Real Estate Securities, Inc. (the “Dealer Manager”), Hines Advisors Limited Partnership (the “Advisor”) and Ameriprise whereby Ameriprise will offer and sell on a best efforts basis for the account of the Company shares of common stock (the “Common Stock”), par value $0.001 per share (each a “Share,” and collectively, the “Shares”), of the Company registered pursuant to the Registration Statement (as defined in Section 2(a) below) at the per share price set forth in the Registration Statement from time to time (subject to certain volume discounts and the other terms set forth therein) (the “Offering”), pursuant to which shares are also being offered pursuant to the Company’s Dividend Reinvestment Plan (the “DRIP”). The Shares are more fully described in the Registration Statement referred to below.
     Ameriprise is hereby invited to act as a Selected Dealer for the Offering, subject to the other terms and conditions set forth below.
     2. Representations and Warranties of the Company, the Dealer Manager and the Advisor.
     The Company, the Dealer Manager and the Advisor (the “Hines Entities”), as applicable, jointly and severally represent, warrant and covenant with Ameriprise for Ameriprise’s benefit that, as of the date hereof and at all times during the term of this Agreement:
     (a) Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the “Commission”) an effective registration statement on Form S-11 (File No. 333-130114) for the registration of up to $2,200,000,000 in Shares under the Securities Act of 1933, as amended (the “Securities Act”) and the regulations thereunder (the “Regulations”). The registration statement, as amended (including financial statements, exhibits and all other documents related thereto filed as a part thereof or incorporated therein), are herein called the “Registration Statement” and the prospectus contained therein is called the “Prospectus” and if the Registration Statement is amended by a post-effective amendment, the term “Registration Statement” shall, from and after the declaration of effectiveness of such post-effective amendment, refer to the Registration Statement as so amended and the term “Prospectus” shall refer to the Prospectus as so amended, and if any Prospectus filed by the Company pursuant to Rule 424(b) or 424(c) of the Regulations shall differ from the Prospectus on file at the time any post-effective amendment shall become effective, the term “Prospectus” shall refer to the Prospectus filed pursuant to either of such Rules from and after the date on which it shall have been filed with the Commission. Further, if a separate prospectus is filed and becomes effective with respect solely to the DRIP, the term “Prospectus” shall refer to such prospectus from and after the declaration of effectiveness of the same, as such prospectus may be amended or supplemented from time to time.
     (b) Compliance with the Securities Act. The Registration Statement has been prepared and filed by the Company and has been declared effective by the Commission. Neither the Commission nor any state securities authority has issued any order preventing or suspending the use of any Prospectus filed with the Registration Statement or any amendments or supplements thereto and no proceedings for that purpose have been instituted, or to the Company’s knowledge, are threatened or contemplated by the Commission or by the states securities authorities. At the time the Registration Statement became effective (the “Effective Date”) and at the time that any post-effective amendments thereto or any additional registration statement filed under Rule 462(b) of the Securities Act becomes effective, the Registration Statement or any amendment thereto (1) complied, or will comply, as to form in all material respects with the requirements of the Securities Act and the Regulations and (2) did not or will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) or 424(c) of the Regulations and at all times subsequent thereto through the date on which the Offering is terminated (“Termination Date”), the Prospectus will comply in all material respects with the requirements of the Securities Act and the Regulations, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any Prospectus delivered to Ameriprise will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (c) The Company. The Company has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Maryland with full power and authority to conduct the business in which it is engaged as described in the Prospectus, including without limitation to acquire properties as more fully described in the Prospectus, including land and buildings, as well as properties upon which properties are to be constructed for the Company or to be owned by the Company (the “Properties”) or make loans, or other permitted investments as referred to in the Prospectus. The Company and each subsidiary of the Company is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type that would make such qualification necessary except where the failure to be so qualified or in good standing could not have, individually or in the aggregate, a Material Adverse Effect (as such term is defined in the next sentence). The term “Material Adverse Effect” means a material adverse effect on the financial condition, stockholders’ equity, results of operation, business affairs or business prospects of the Company and its subsidiaries taken as a whole.
     (d) The Shares. The Shares, when issued, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; no holder thereof will be subject to personal liability for the obligations of the Company solely by reason of being such a holder; such Shares are not subject to the preemptive rights of any shareholder of the Company; and all corporate action required to be taken for the authorization, issuance and sale of such Shares has been validly and sufficiently taken. All shares of the Company’s issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any stockholder of the Company.
     (e) Capitalization. The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption “Description of Our Common Shares.” Except as disclosed in the Prospectus: no shares of Common Stock have been or are to be reserved for any purpose; there are no outstanding securities convertible into or exchangeable for any shares of Common Stock; and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company.
     (f) Violations. No Hines Entity or any respective subsidiary thereof is (i) in violation of its charter or bylaws, its partnership agreement, declaration of trust or trust agreement, or limited liability company agreement (or other similar agreement), as the case may be; (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which such party is a party or by which any of them may be bound or to which any of the respective properties or assets of such party is subject (collectively, “Agreements and Instruments”); or (iii) any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its property, except in the case of clauses (ii) and (iii), where such conflict, breach, violation or default would not reasonably be expected to have individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance by each Hines Entity (as applicable) of this Agreement, the Dealer Manager Agreement between the Company and the Dealer Manager (the “Dealer Manager Agreement”), the Selected Dealer Agreements between the Dealer Manager and, with the exception of Ameriprise, each of the selected dealers soliciting subscriptions for shares of the Company’s common stock pursuant to the Offering (collectively, the “Selected Dealer Agreements”) and the Advisory Agreement between the Company, Hines REIT Properties, L.P. and the Advisor (the “Advisory Agreement”), and the consummation of the transactions contemplated herein and therein (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company and the Advisor with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, default or Repayment Event (as defined below) under, or result in the creation or imposition of any Lien (as defined below) upon any property or assets of any Hines Entity or any respective subsidiary thereof (except for such conflicts, breaches or defaults or Liens that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or bylaws (or similar document) of any Hines Entity or any respective subsidiary thereof or any applicable law, rule, regulation, or governmental or court judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its property. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by a Hines Entity or any respective subsidiary thereof. “Lien” means any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on any asset.
     (g) Financial Statements. The financial statements of the Company, including the schedules and notes thereto, filed as part of the Registration Statement and those included in the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the date indicated and the results of its operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and comply with the requirements of Regulation S-X promulgated by the Commission; and Deloitte & Touche LLP, whose report is filed with the Commission as a part of the Registration Statement, are, with respect to the Company and its subsidiaries, independent accountants as required by the Securities Act and the Regulations and have been registered with the Public Company Accounting Oversight Board. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, and have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.
     (h) No Subsequent Material Events. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, (a) there has not been any material adverse change in the condition (financial or otherwise) of the Company or in the earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (b) there have not been any material transactions entered into by the Company except in the ordinary course of business, (c) there has not been any material increase in the long-term indebtedness of the Company and (d) except for regular dividends on the Company’s common stock, there has been no distribution of any kind declared, paid or made by the Company on any class of its capital stock.
     (i) Investment Company Act. The Company is not, will not become by virtue of the transactions contemplated by this Agreement and the application of the net proceeds therefrom, and does not intend to conduct its business so as to be, an “investment company” as that term is defined in the Investment Company Act of 1940, as amended and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the Investment Company Act of 1940.
     (j) Authorization of Agreements. This Agreement, the Dealer Manager Agreement, the Selected Dealer Agreements and the Advisory Agreement between the Company, the Dealer Manager and the Advisor (as applicable) have been duly and validly authorized, executed and delivered by the Company, the Dealer Manager and the Advisor, as applicable, and constitute valid, binding and enforceable agreements of the Company, the Dealer Manager and the Advisor, as applicable.
     (k) The Advisor. The Advisor is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Texas with full power and authority to conduct its business as described in the Prospectus, and is or will be qualified to do business and is in good standing as a foreign entity in each other jurisdiction in which it is doing business as such, as described in the Prospectus, which (i) requires such qualification to enable the Advisor to conduct the business in which it is engaged or proposes to engage as described in the Prospectus, or (ii) may require such qualification and the failure to so qualify might result in material adverse consequences to the Advisor or the Company.
     (l) The Dealer Manager. The Dealer Manager has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority to conduct its business as described in the Prospectus. The Dealer Manager is a member of the NASD and is subject to the supervision and examination of the Commission.
     (m) Description of Agreements. The Company is not a party to or bound by any contract or other instrument of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described and filed as required.
     (n) Qualification as a Real Estate Investment Trust. The Company intends to satisfy the requirements of the Internal Revenue Code of 1986 as amended (the “Code”) for qualification of the Company as a real estate investment trust. Commencing with the taxable year ended December 31, 2004, the Company has been organized and has operated in conformity with the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Code and its actual method of operation has enabled it and its proposed method of operation as described in the Prospectus will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code.
     (o) Gramm-Leach-Bliley Act and USA Patriot Act. The Company complies with the applicable privacy provision of the Gramm-Leach-Bliley Act and the applicable provisions of the USA Patriot Act, in all material respects.
     (p) Sales Material. All advertising and supplemental sales literature prepared or approved by the Company or any of its affiliates (whether designated solely for broker-dealer use or otherwise) to be used or delivered by the Company or any of its affiliates or Ameriprise in connection with the offering of the Shares will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made and when read in conjunction with the Prospectus, not misleading. Furthermore, all such advertising and supplemental sales literature the Company has approved for use by Ameriprise will have received all required regulatory approval, which may include but is not limited to, the Commission, the NASD and state securities agencies, as applicable, prior to use by Ameriprise (assuming Ameriprise has complied with this Agreement). Any required consent and authorization has been obtained for the use of any trademark or service mark in any sales literature or advertising delivered by the Company to Ameriprise or approved by the Company for use by Ameriprise and, to the Company’s knowledge, its use does not constitute the unlicensed use of intellectual property.
     (q) Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) and each other entity in which the Company holds a direct or indirect ownership interest that is material to the Company (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized or formed and is validly existing as a corporation, partnership, limited liability company or similar entity in good standing under the laws of the jurisdiction of its incorporation, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any material lien. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any stockholder of such Subsidiary. The only direct subsidiaries of the Company as of the date of the Registration Statement or the most recent amendment to the Registration Statement, as applicable, are the subsidiaries listed on Exhibit 21 to the Registration Statement or such amendment to the Registration Statement.
     (r) No Pending Action. There is no action, suit or proceeding pending, or, to the knowledge of the Company, threatened or contemplated before or by any arbitrator, court or other government body, domestic or foreign, against or affecting any Hines Entity or any respective subsidiary thereof which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would be reasonably expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by this Agreement; the aggregate of all pending legal or governmental proceedings to which any Hines Entity or any respective subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material

Adverse Effect or would reasonably be expected to materially adversely affect other properties or assets of a Hines Entity or any respective subsidiary thereof.
     (s) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.
     (t) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement, the Dealer Manager Agreement, the Selected Dealer Agreements and the Advisory Agreement, in connection with the offering, issuance or sale of the Shares or the consummation of the other transactions contemplated by this Agreement, the Dealer Manager Agreement, the Selected Dealer Agreements and the Advisory Agreement, except such as have been already made or obtained under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or as may be required under state securities laws.
     (u) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them (except such Governmental Licenses, the failure of which to possess, would not reasonably be expected to have a Material Adverse Effect), and the Company and its subsidiaries are in compliance (in all material respects) with the terms and conditions of all such Governmental Licenses. All of the Governmental Licenses are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.
     (v) Partnership Agreements. Each of the partnership agreements, declarations of trust or trust agreements, limited liability company agreements (or other similar agreements) and, if applicable, joint venture agreements to which the Company or any of its subsidiaries is a party has been duly authorized, executed and delivered by the Company or the relevant subsidiary, as the case may be, and constitutes the valid and binding agreement of the Company or such subsidiary, as the case may be, enforceable in accordance with its terms, except as the enforcement thereof may be limited by (A) the effect of bankruptcy, insolvency or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or (B) the effect of general principles of equity, and the execution, delivery and performance of such agreements did not, at the time of execution and delivery, and does not constitute a breach of or default under the charter or bylaws, partnership agreement, declaration of trust or trust agreement, or limited liability company agreement (or other similar agreement), as the case may be, of the Company or any of its subsidiaries or any of the Agreements and Instruments or any law, administrative regulation or administrative or court order or decree.
     (w) Properties. Except as otherwise disclosed in the Prospectus: (i) the Company and its subsidiaries have good and insurable or good, valid and insurable title (either in fee simple or pursuant to a valid leasehold interest) to all properties and assets described in the Prospectus as being owned or leased, as the case may be, by them and to all properties reflected in the Company’s most recent consolidated financial statements included in the Prospectus, and neither the Company nor any of its subsidiaries has received notice of any claim that has been or may be asserted by anyone adverse to the rights of the Company or any subsidiary with respect to any such properties or assets (or any such lease) or affecting or questioning the rights of the Company or any such subsidiary to the continued ownership, lease, possession or occupancy of such property or assets, except for such claims that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) except as disclosed in the Registration Statement or the Prospectus, there are no Liens on or affecting the properties and assets of the Company or any of its subsidiaries which would reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect; (iii) no person or entity, including, without limitation, any tenant under any of the leases pursuant to which the Company or any of its subsidiaries leases (as lessor) any of its properties (whether directly or indirectly through other partnerships, limited liability companies, business trusts, joint ventures or otherwise) has an option or right of first refusal or any other right to purchase any of such properties, except for such options, rights of first refusal or other rights to purchase which, individually or in the aggregate, are not material with respect to the Company and its subsidiaries considered as one enterprise; (iv) to the Company’s knowledge, each of the properties of the Company or any of its subsidiaries has access to public rights of way, either directly or through insured easements, except where the failure to have such access would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (v) to the Company’s knowledge, each of the properties of the Company or any of its subsidiaries is served by all public utilities necessary for the current operations on such property in sufficient quantities for such operations, except where the failure to have such public utilities would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (vi) to the knowledge of the Company, each of the properties of the Company or any of its subsidiaries complies with all applicable codes and zoning and subdivision laws and regulations, except for such failures to comply which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (vii) all of the leases under which the Company or any of its subsidiaries holds or uses any real property or improvements or any equipment relating to such real property or improvements are in full force and effect, except where the failure to be in full force and effect would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its subsidiaries is in default in the payment of any amounts due under any such leases or in any other default thereunder and the Company knows of no event which, with the passage of time or the giving of notice or both, could constitute a default under any such lease, except such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (viii) to the knowledge of the Company, there is no pending or threatened condemnation, zoning change, or other proceeding or action that could in any manner affect the size of, use of, improvements on, construction on or access to the properties of the Company or any of its subsidiaries, except such proceedings or actions that, singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and (ix) neither the Company nor any of its subsidiaries nor (to the knowledge of the Company) any lessee of any of the real property or improvements of the Company or any of its subsidiaries is in default in the payment of any amounts due or in any other default under any of the leases pursuant to which the Company or any of its subsidiaries leases (as lessor) any of its real property or improvements (whether directly or indirectly through partnerships, limited liability companies, joint ventures or otherwise), and the Company knows of no event which, with the passage of time or the giving of notice or both, would constitute such a default under any of such leases, except such defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (x) Insurance. The Company and/or its subsidiaries have title insurance on all U.S. real property and improvements described in the Prospectus as being owned or leased under a ground lease, as the case may be, by the Company’s subsidiaries and to all U.S. real property and improvements reflected in the Company’s most recent consolidated financial statements included in the Prospectus in an amount at least equal to the original purchase price paid to the sellers of the property and the Company’s subsidiaries are entitled to all benefits of the insured thereunder. With respect to all non-U.S. real property described in the Prospectus as being owned or leased by the Company’s subsidiaries, each such subsidiary has received a title opinion or title certificate or other customary evidence of title assurance, as appropriate for the respective jurisdiction, showing good and indefeasible title to such properties in fee simple or valid leasehold estate or its respective equivalent, as the case may be, vested in the applicable subsidiary. Each property described in the Prospectus is insured by extended coverage hazard and casualty insurance in amounts and on such terms as are customarily carried by owners of properties similar to those owned by the Company and its subsidiaries (in the markets in which the Company’s and subsidiaries’ respective properties are located), and the Company and its subsidiaries carry comprehensive general liability insurance and such other insurance as is customarily carried by owners of properties similar to those owned by the Company and its subsidiaries in amounts and on such terms as are customarily carried by owners of properties similar to those owned by the Company and its subsidiaries (in the markets in which the Company’s and its subsidiaries’ respective properties are located) and the Company or one of its subsidiaries is named as an additional insured on all policies required under the leases for such properties.
     (y) Environmental Matters. Except as otherwise disclosed in the Prospectus: (i) all real property and improvements owned or leased by the Company or any of its subsidiaries, including, without limitation, the Environment (as defined below) associated with such real property and improvements, is free of any Contaminant (as defined below) in violation of applicable Environmental Laws (as defined below) which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; (ii) neither the Company, nor any of its subsidiaries has caused or suffered to exist or occur any Release (as defined below) of any Contaminant into the Environment in violation of any applicable Environmental Law that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or could result in any violation of any applicable Environmental Laws except for such violations that would not reasonably be expected to have a Material Adverse Effect; (iii) neither the Company nor any of its subsidiaries is aware of any written notice from any governmental body claiming any violation of any Environmental Laws or requiring or calling for any work, repairs, construction, alterations, removal or remedial action or installation by the Company or any of its subsidiaries on or in connection with such real property or improvements, whether in connection with the presence of asbestos-containing materials or mold in such properties or otherwise, except for such violations, work, repairs, construction, alterations, removal or remedial actions or installations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, nor is the Company aware of any information which may serve as the basis for any such notice; (iv) any such work, repairs, construction, alterations, removal or remedial action or installation, if required or called for, would not result in the incurrence of liabilities by the Company, which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; (v) neither the Company nor any of its subsidiaries has caused or suffered to exist or occur any environmental condition on any of the properties or improvements of the Company or any of its subsidiaries that could give rise to the imposition of any Lien under any Environmental Laws, except such Liens which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and (vi) to the Company’s knowledge, no real property or improvements owned or leased by the Company or any of its subsidiaries is being used or has been used for manufacturing or for any other operations that involve or involved the use, handling, transportation, storage, treatment or disposal of any Contaminant, where such operations require or required permits or are or were otherwise regulated pursuant to the Environmental Laws and where such permits have not been or were not obtained or such regulations are not being or were not complied with, except in all instances where any failure to obtain a permit or comply with any regulation would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect. “Contaminant” means any pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, lead, pesticides or regulated radioactive materials or any constituent of any such substance or waste, as identified or regulated under any Environmental Law. “Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., the Clean Air Act, 42 U.S.C. 7401, et seq., the Clean Water Act, 33 U.S.C. 1251, et seq., the Toxic Substances Control Act, 15 U.S.C. 2601, et seq., the Occupational Safety and Health Act, 29 U.S.C. 651, et seq., and all other federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits, which are directed at the protection of human health or the Environment. “Environment” means any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient air. “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of any Contaminant into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks or other receptacles containing or previously containing any Contaminant or any release, emission or discharge as those terms are defined or used in any applicable Environmental Law.
     (z) Registration Rights. There are no persons, other than the Company, with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, or included in the offering contemplated hereby.
     (aa) Finders’ Fees. Neither the Company nor any affiliate thereof has received or is entitled to receive, directly or indirectly, a finder’s fee or similar fee from any person other than that as described in the Prospectus in connection with the acquisition, or the commitment for the acquisition, of the Properties by the Company.
     (bb) Taxes. The Company and each of its subsidiaries has filed all federal, state and foreign income tax returns which have been required to be filed on or before the due date (taking into account all extensions of time to file), and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Company and each of its subsidiaries to the extent that such taxes or assessments have become due, except where the Company is contesting such assessments in good faith and except for such taxes and assessments, the failure of which to pay, would not reasonably be expected to have a Material Adverse Effect.
     (cc) No Fiduciary Duty. The Company acknowledges and agrees that Ameriprise is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of the Shares (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, any other Hines Entity, Hines Interests Limited Partnership (“HILP”), or equityholders, creditors or affiliates of the foregoing (collectively, the “Hines Parties”). Additionally, Ameriprise is not advising any Hines Party as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Hines Entities and HILP shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and Ameriprise shall have no responsibility or liability to any of the Hines Parties with respect thereto. Any review by Ameriprise of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of Ameriprise and shall not be on behalf of any of the Hines Parties.
     3. Sales of Shares. On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Company hereby appoints Ameriprise as a Selected Dealer for the Shares during the period from the date hereof to the Termination Date (the “Effective Term”), including the Shares pursuant to the DRIP, each in the manner described in the Registration Statement. Subject to the performance by the Company of all obligations to be performed by it hereunder and the completeness and accuracy of all of its representations and warranties, Ameriprise agrees to use its best efforts, during the term of this Agreement, to offer and sell such number of Shares as contemplated by this Agreement at the price stated in the Prospectus, as the same may be adjusted from time to time.
     (a) Purchase of Shares. The purchase of Shares must be made during the offering period described in the Prospectus, or after such offering period in the case of purchases made pursuant to the DRIP (each such purchase hereinafter defined as an “Order”). Persons desiring to purchase Shares are required to (i) deliver to Ameriprise a check in the amount of $10.40 per Share purchased (subject to certain volume discounts or other discounts as described in the Prospectus, or such other per share price as may be applicable pursuant to the Offering) payable to Ameriprise, or (ii) authorize a debit of such amount to the account such purchaser maintains with Ameriprise. A subscription agreement in substantially the form attached to the Prospectus (each a “Subscription Agreement”) must be completed and submitted to the Company for all investors and for all Orders. On a daily basis, Ameriprise will transfer, via Federal Reserve bank wire, the total amount debited from investor accounts for the purchase of Shares along with a list (in the form of an Order File data transmission) including the name, address and telephone number of, the social security number or taxpayer identification number of, the brokerage account number of (if applicable), the number of Shares purchased by, any election to participate in the DRIP by, and the total dollar amount of investment by, each investor on whose behalf checks are submitted or the wire transfer is made. Ameriprise also will forward all Subscription Agreements received (and determined to be in good order) by Ameriprise to the Company’s transfer agent by overnight mail within three business days after the associated funds are delivered as contemplated in the preceding sentence. Ameriprise will advise the Company whether the funds Ameriprise is submitting are attributable to individual retirement accounts, Keogh plans, or any other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974 or from some other type of investor. The parties acknowledge that any receipt by Ameriprise of payments for subscriptions for Shares shall be effected solely as an administrative convenience, and such receipt of payments shall not be deemed to constitute acceptance of orders to purchase Shares or sales of Shares by the Company.
     All Orders solicited by Ameriprise will be strictly subject to review and acceptance by the Company and the Company reserves the right in its absolute discretion to reject any Order or to accept or reject Orders in the order of their receipt by the Company or otherwise. Within 30 days of receipt of an Order, the Company must accept or reject such Order. If the Company elects to reject such Order, within 10 business days after such rejection, it will notify the purchaser of such fact and cause the return of such purchaser’s funds submitted with such application. If Ameriprise receives no notice of rejection within the foregoing time limits, the Order shall be deemed accepted. Ameriprise agrees to make commercially reasonable efforts to determine that the purchase of Shares is a suitable and appropriate investment for each potential purchaser of Shares based on information provided by such purchaser regarding such purchaser’s financial situation and investment objectives.
     (b) Closing Dates and Delivery of Shares. In no event shall a sale of Shares to an investor be completed until at least five business days after the date the investor receives a copy of the Prospectus. Orders shall be submitted as contemplated by Section 12 of the Dealer Manager Agreement and as otherwise set forth in this Agreement. Shares shall be deemed issued on the day the Company accepts an order. Share issuance dates for purchases made pursuant to the DRIP will be as set forth in the DRIP.
     (c) Dealers. The Shares offered and sold under this Agreement shall be offered and sold only by Ameriprise, a member in good standing of the National Association of Securities Dealers, Inc. (the “NASD”). The Hines Entities and affiliates thereof agree to participate in Ameriprise’s marketing efforts to the extent that Ameriprise may reasonably request and, without limiting the generality of the foregoing, agree to visit Ameriprise’s offices as Ameriprise may reasonably request.

     (d) Compensation.
          (i) In consideration for Ameriprise’s execution of this Agreement, and for the performance of Ameriprise’s obligations hereunder, and except for volume discounts and other discounts described, or otherwise provided for, in the “Plan of Distribution” section of the Prospectus, the Dealer Manager agrees to pay Ameriprise selling commissions (“Selling Commissions”) applicable to the Shares sold by Ameriprise hereunder (excluding any Shares issued pursuant to the DRIP) of seven percent (7.0%) of the gross proceeds of Shares sold by Ameriprise and accepted and confirmed by the Company. For these purposes, Shares shall be deemed to be “sold” if and only if a transaction has closed with a subscriber for Shares pursuant to all applicable offering and subscription documents associated with the Order, the Company has accepted the Order and the Subscription Agreement of such subscriber, such Shares have been fully paid for and all other provisions of this Agreement have been met regarding such Order (including Section 3(b)). Ameriprise hereby affirms that the Dealer Manager’s liability for Selling Commissions payable to Ameriprise hereunder is limited solely to the proceeds of commissions receivable from the Company pursuant to the terms of the Dealer Manager Agreement, and Ameriprise hereby waives any and all rights to receive payment of Selling Commissions due from the Dealer Manager until such time as the Dealer Manager is in receipt of the corresponding commissions from the Company. In the event that the Dealer Manager for any reason fails to pay Selling Commissions due to Ameriprise for the sale of Shares by Ameriprise hereunder (even if commissions with respect to such sales were not were not received by the Dealer Manager), the Company hereby guarantees the obligations of the Dealer Manager to pay Selling Commissions to Ameriprise for the sale of Shares by Ameriprise hereunder. In addition, the Dealer Manager will also reallow out of its dealer manager fee and pay to Ameriprise a marketing fee of one and one half percent (1.5%) of the gross proceeds of Shares sold by Ameriprise (excluding any Shares issued pursuant to the DRIP) as a marketing fee (the “Marketing Fee”), to defray certain distribution-related costs and expenses of Ameriprise in connection with the Offering, provided that Ameriprise has executed a Schedule 1 to this Selected Dealer Agreement relating to the Marketing Fee. Ameriprise shall have the responsibility for disclosing to customers of Ameriprise purchasing Shares the terms of any such marketing fee re-allowance, to the extent required by applicable law.
          (ii) Notwithstanding the foregoing, however, the Marketing Fee shall be reduced as necessary in order that the underwriting compensation to be paid to all parties in connection with the Offering does not exceed the limitations prescribed by the NASD. In this regard, each of the Dealer Manager and Ameriprise acknowledges and agrees that the Offering shall be conducted in compliance with NASD Rules 2710 and 2810 which prescribe limitations on, among other things, the amount of organization and offering expenses that may be paid by the Dealer Manager in connection with the Offering. Accordingly, if at any time during the term of the Offering, the Dealer Manager determines in good faith that any payment to Ameriprise pursuant to this Agreement could result in a violation of an applicable NASD Rule, the Dealer Manager shall promptly notify Ameriprise, and the Dealer Manager and Ameriprise agree to cooperate with each other to implement such measures as they determine are necessary to ensure continued compliance with the applicable NASD Rules. Such measures may include, without limitation, a reduction in the amount of the Marketing Fee payable to Ameriprise. Until the parties mutually agree upon appropriate measures or until such time as the amount that may be paid without violation of such NASD Rules is finally determined, the Company shall be entitled to withhold and defer payments to the Dealer Manager of such portions of the dealer manager fee, and the Dealer Manager shall be entitled to withhold and defer payments to Ameriprise of such portions of the Marketing Fee and other compensation, as the Company reasonably determines are necessary to permit continued compliance with applicable NASD Rules, but shall otherwise continue to pay to Ameriprise all amounts that are due and payable under this Agreement.

          (iii) In addition, the Dealer Manager will reimburse Ameriprise for bona fide due diligence expenses incurred by Ameriprise in connection with the Offering. In no event shall the Dealer Manager reimburse Ameriprise for bona fide due diligence expenses in an amount in excess of one-half of one percent (0.5%) of the gross proceeds of Shares sold by Ameriprise.
     (e) Finders Fee. Neither the Company nor Ameriprise shall, directly or indirectly, pay or award any finder’s fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Shares; provided, however, that normal selling commissions payable to a registered broker-dealer or other properly licensed person for selling Shares shall not be prohibited hereby.
     4. Covenants. Each Hines Entity jointly and severally covenants and agrees with Ameriprise that it will:
     (a) Commission Orders. Use its reasonable best efforts to cause any amendments to the Registration Statement to become effective as promptly as possible and to maintain the effectiveness of the Registration Statement, and will promptly notify Ameriprise and confirm the notice in writing if requested, (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission or any state securities authority of any jurisdiction of any stop order or of the initiation, or the threatening, of any proceedings for that purpose or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the institution or threatening of any proceedings for any of such purposes, (iii) of the receipt of any written (or material verbal) comments from the Commission with respect to the Registration Statement, (iv) of any request by the Commission for any amendment to the Registration Statement as filed or any amendment or supplement to the Prospectus or for additional information relating thereto, and (v) if the Registration Statement becomes unavailable for use in connection with the offering of the Shares for any reason. Each of the Company and the Dealer Manager will use its reasonable best efforts to prevent the issuance by the Commission of a stop order or a suspension order and if the Commission shall enter a stop order or suspension order at any time, each of the Company and the Dealer Manager will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment. The Company shall not accept any order of Shares during the effectiveness of any stop order.
     (b) Registration Statement. Deliver to Ameriprise without charge promptly after the Registration Statement or any amendment or supplement thereto become effective, such number of copies of the Prospectus (as amended or supplemented), the Registration Statement and supplements and amendments thereto, if any (without exhibits), as Ameriprise may reasonably request. The Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by Ameriprise both in connection with the Offering and for such period of time thereafter as the Prospectus is required to be delivered in connection therewith.
     (c) “Blue Sky” Qualifications. In each state where the Shares are qualified, the Company will, unless Ameriprise agrees that such action is not at the time necessary or advisable, file and make such statements or reports as are or may reasonably be required by the laws of such jurisdiction.
     (d) “Blue Sky” Memorandum. To furnish to Ameriprise, and Ameriprise may be allowed to rely upon, a Blue Sky Memorandum, prepared by Baker Botts LLP, in customary form naming the jurisdictions in which the Shares have been qualified for sale under the respective securities laws of such jurisdiction.
     (e) Amendments and Supplements. If during the time when a Prospectus is required to be delivered under the Securities Act, any event relating to the Company shall occur as a result of which it is necessary, in the opinion of the Company’s counsel, to amend the Registration Statement or to amend or supplement the Prospectus in order to make the Prospectus not misleading in light of the circumstances existing at the time it is delivered to an investor, or if it shall be necessary, in the opinion of the Company’s counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements the Securities Act or the Regulations, the Company will forthwith notify an Ameriprise representative in the Ameriprise legal department, further, the Company shall prepare and furnish without expense to Ameriprise, a reasonable number of copies of an amendment or amendments of the Registration Statement or the Prospectus, or a supplement or supplements to the Prospectus which will amend or supplement the Registration Statement or Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to make the Registration Statement or the Prospectus comply with such requirements. Without limiting the generality of the foregoing, within two business days after the Company files a Quarterly Report on Form 10-Q, the Company agrees to file a supplement to the Prospectus which incorporates the financial and other information contained in such Quarterly Report (each, a “Periodic Prospectus Supplement”). In addition, in order to comply with Section 10(a)(3) of the Securities Act, the Company agrees to file a post-effective amendment to the Registration Statement each year to include the Company’s audited financial statements and other information contained in the Company’s Annual Report on Form 10-K for that fiscal year (each an “Annual Post-Effective Amendment”). The Annual Post-Effective Amendment will be filed no later than 16 months from the date of the last audited financials contained in the Registration Statement.
     (f) Delivery of Periodic Filings. The Company shall include with any prospectus or “investor kit” delivered to Ameriprise for distribution to potential investors in connection with the Offering a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and, if required, will make any required filing of such annual or quarterly report pursuant to the Securities Act or the Regulations.
     (g) Periodic Financial Information. On or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to Ameriprise, confirmed in writing, and shall file such information pursuant to the rules and regulations promulgated under the Securities Act or the Exchange Act as required thereunder.
     (h) Audited Financial Information. On or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to Ameriprise, confirmed in writing, and shall file such information pursuant to the rules and regulations promulgated under the Securities Act or the Exchange Act as required thereunder.
     (i) Copies of Reports. During the Offering, the Company will provide (which may be by electronic delivery) Ameriprise with the following:
          (i) as soon as practicable after they have been sent or made available by the Company to its shareholders or filed with the Commission, a copy of each annual and interim financial or other report provided to shareholders;

          (ii) as soon as practicable, a copy of every press release issued by the Company and every material news item and article in respect of the Company or its affairs released by the Company; and
          (iii) additional documents and information with respect to the Company and its affairs as Ameriprise may from time to time reasonably request.
Documents (other than final Prospectuses or supplements or amendments thereto for distribution to investors) required to be delivered pursuant to this Agreement (to the extent any such documents are included in materials otherwise filed with the Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet; or (ii) on which such documents are posted on the Company’s behalf on the website of the Commission or any other Internet or intranet website, if any, to which Ameriprise has access; provided that the Company shall notify Ameriprise of the posting of any such documents.
     (j) Sales Material. The Company will deliver to Ameriprise from time to time, all advertising and supplemental sales material (whether designated solely for broker-dealer use or otherwise) proposed to be used or delivered in connection with the Offering, prior to the use or delivery to third parties of such material, and will not deliver, in connection with the Offering, any such material to Ameriprise’s customers or registered representatives without Ameriprise’s prior written consent, which consent, in the case of material required by law, rule or regulation of any regulatory body including the NASD to be delivered, shall not be unreasonably withheld or delayed. For the avoidance of doubt, ordinary course communications with the Company’s shareholders, including without limitation, the delivery of annual and quarterly reports and financial information, dividend notices, reports of net asset value and information regarding the tax treatment of distributions and similar matters shall not be considered advertising and supplemental sales material, unless the context otherwise requires.
     (k) Use of Proceeds. Apply the proceeds from the sale of Shares substantially as set forth in the section of the Prospectus entitled “Estimated Use of Proceeds” and operate the business of the Company in all material respects in accordance with the descriptions of its business set forth in the Prospectus.
     (l) Prospectus Delivery. Within the time during which a prospectus relating to the Shares is required to be delivered under the Securities Act the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus. The Dealer Manager confirms that it is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final prospectuses, and confirms that it has complied and will comply therewith in connection with the offering of Shares contemplated by this Agreement, to the extent applicable.
     (m) Financial Statements. Make generally available to its security holders as soon as practicable, but not later than the Availability Date, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of 12 months beginning after the Effective Date but not later than the first day of the Company’s fiscal quarter next following the Effective Date. For purposes of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter (or if either of such dates specified above is a day the SEC is not open to receive filings, then the next such day that the SEC is open to receive filings).
     (n) Compliance with Exchange Act. Comply with the requirements of the Exchange Act relating to the Company’s obligation to file and, as applicable, deliver to its shareholders periodic reports including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The Company shall make such filings available to its security holders as soon as is reasonably practicable by making such report available on www.hinesreit.com.
     (o) Licensing and Compliance. The Company and the Dealer Manager covenant that any persons employed or retained by them to provide sales support or wholesaling services in support of Ameriprise or its clients shall be licensed in accordance with all applicable laws, will comply with all applicable federal and state securities laws and regulations, and will use only sales literature approved and authorized by the Company, and the Dealer Manager.
     (p) Trade Names and Trademarks. No Hines Entity may use Ameriprise’s trade name or any trade name, trademark or service mark or logo of Ameriprise or any person or entity controlling, controlled by, or under common control with Ameriprise without Ameriprise’s prior written consent.
     5. Warranties and Covenants of Ameriprise. Ameriprise covenants and agrees with the Dealer Manager, the Company and the Advisor as follows:
     (a) Prospectus Delivery. Ameriprise confirms that it is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final prospectuses, and covenants and agrees that it has complied and will comply therewith in connection with the offering of the Shares contemplated by this Agreement, to the extent applicable. Ameriprise further covenants and agrees that, in connection with the sale of the Shares contemplated by this Agreement, it will deliver a copy of the Prospectus prior to or simultaneously with the first solicitation of an offer to sell Shares to an investor.
     (b) Accuracy of Information. No information supplied by Ameriprise for use in the Registration Statement will contain any untrue statements of a material fact or omit to state any material fact necessary to make such information not misleading.
     (c) No Additional Information. Ameriprise will not give any information or make any representation in connection with the offering of the Shares other than that contained in the Prospectus, the Registration Statement, the Company’s other filings under the Securities Act or the Exchange Act or advertising and supplemental sales material contemplated by this Agreement and approved by the Company.
     (d) Sale of Shares. Ameriprise shall solicit purchasers of the Shares only in the jurisdictions in which Ameriprise has been advised by the Company that such solicitations can be made and in which Ameriprise is qualified to so act.
     (e) Suitability. In offering the Shares, Ameriprise covenants and agrees that it will make every reasonable effort to determine that the purchase of the Shares is a suitable and appropriate investment for each purchaser of Shares pursuant to a subscription solicited by Ameriprise in accordance with the terms and provisions of the Prospectus. Ameriprise agrees to retain the documents and records upon which such determinations are based for a period of at least six years from the date of the applicable sale of the Shares and to make such documents and records available to (i) the Dealer Manager and the Company upon their reasonable request, and (ii) to representatives of the Commission, the NASD and applicable state securities administrators upon Ameriprise’s receipt of an appropriate request for such documents from any such agency.
     (f) Broker-Dealer Matters. Ameriprise represents and warrants that (i) Ameriprise is a member in good standing of the NASD, (ii) Ameriprise is licensed as a broker-dealer in all 50 states and the District of Columbia, and (iii) independent contractors and registered representatives acting on behalf of Ameriprise have the appropriate license(s) to sell the Shares. Ameriprise agrees to notify the Dealer Manager and the Company immediately in writing if Ameriprise ceases to be a member in good standing of the NASD, is subject to an NASD suspension, or its registration as a broker-dealer under the Exchange Act is terminated or suspended. Ameriprise also agrees to abide by NASD Rule 2740 in connection with the offering and sale of the Shares.
     (g) Sales Materials. Ameriprise will only use advertising and supplemental sales material approved by the Company in the Offering. Ameriprise covenants and agrees that it will not send or give any advertising and supplemental sales material to an investor unless it has previously sent or given a Prospectus to that investor or has simultaneously sent or given a Prospectus with such materials. Ameriprise covenants and agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of the Shares to members of the public. Ameriprise agrees that it will not use in connection with the offer or sale of the Shares any material or writing supplied to it by the Company or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of the Shares.
     (h) Record Keeping. Ameriprise covenants and agrees to keep appropriate records with respect to each customer who purchases Shares, his suitability and the amount of Shares sold, and to retain such records for such period of time as may be required by applicable rules of the Commission or the NASD.
     (i) Trade Names and Trademarks. Ameriprise may not use any trade name, trademark, service mark or logo of Hines Interests Limited Partnership or any of its affiliates other than the Hines Entities; provided however that this sentence shall not apply to any materials prepared by or on behalf of the Company or approved by the Company.
     6. Payment of Expenses.
     (a) Expenses. Whether or not the transactions contemplated in this Agreement are consummated or if this Agreement is terminated, the Company will pay, in addition to the compensation described in Section 3(d) (which Ameriprise may retain up to the point of termination unless this agreement is terminated without any Shares being sold, in which case no such compensation shall be paid), all fees and expenses incurred in connection with the formation, qualification and registration of the Company and in marketing, distributing and processing the Shares under applicable Federal and state law, and any other fees and expenses actually incurred and directly related to the Offering and sale of the Shares and the Company’s other obligations under this Agreement, including such fees and expenses as: (i) the preparing, printing, filing and delivering of the Registration Statement (as originally filed and all amendments thereto) and of any preliminary prospectus and of the Prospectus and any amendments thereof or supplements thereto and the preparing and printing of this Agreement and Subscription Agreements, including the cost of all copies thereof and any financial statements or exhibits relating to the foregoing supplied to Ameriprise in quantities reasonably requested by Ameriprise; (ii) the preparing and printing of the sales material and related documents and the filing and/or recording of such certified certificates or other documents approved by the Company necessary to comply with the laws of the State of Maryland for the formation of a corporation and thereafter for the continued good standing of a Company; (iii) the issuance and delivery of the Shares, including any transfer or other taxes payable thereon; (iv) any escrow arrangements in connection with the transactions described herein, including any compensation or reimbursement to an escrow agent for its services as such; (v) the qualification or registration of the Shares under state securities or “blue sky” laws; (vi) the filing fees payable to the Commission and to the NASD; (vii) the preparation and printing of advertising material in connection with and relating to the Offering, including the cost of all sales literature and investor and broker-dealer sales and information meetings; (viii) the cost and expenses of counsel and accountants of the Company (but not Ameriprise); and (ix) any other expenses of issuance and distribution of the Shares.
     (b) Limitation. Notwithstanding the foregoing, the total compensation paid to Ameriprise from the Hines Entities in connection with the Offering pursuant to Section 3(d) hereof and this Section 6 shall not exceed the limitations prescribed by the NASD. The Company and Ameriprise agree to reasonably cooperate with each other to implement such measures as they determine are necessary to ensure that such NASD limitations are not exceeded.
     7. Conditions of Ameriprise’s Obligations. Ameriprise’s obligations hereunder shall be subject to the continued accuracy throughout the Effective Term of the representations, warranties and agreements of the Company, to the performance by the Company of its obligations hereunder and to the following terms and conditions:
     (a) Effectiveness of Registration Statement. The Registration Statement shall have initially become effective not later than 5:30 P.M., Eastern time, on the date of this Agreement and, at any time during the term of this Agreement, no stop order shall have been issued or proceedings therefor initiated or threatened by the Commission; and all requests for additional information on the part of the Commission and state securities administrators shall have been complied with and no stop order or similar order shall have been issued or proceedings therefor initiated or threatened by any state securities authority in any jurisdiction in which the Company intends to offer Shares (except in the Designated Jurisdictions).
     (b) Closings. The Hines Entities will deliver or cause to be delivered to Ameriprise, as a condition of Ameriprise’s obligations hereunder, those documents as described in this Section 7 as of the date hereof and on or before the fifth business day following the filing of a Periodic Prospectus Supplement or an Annual Post-Effective Amendment (each such date, a “Documented Closing Date”).
     (c) Opinion of Counsel. Ameriprise shall receive the favorable opinion of Baker Botts L.L.P., counsel for the Hines Entities, dated as of the date hereof or as of each Documented Closing Date, addressed to Ameriprise substantially in the form attached hereto as Exhibit A.
     (d) Accountant’s Letter. On the date hereof, Ameriprise shall have received from Deloitte & Touche LLP a comfort letter, in form and substance reasonably satisfactory to Ameriprise in all material respects.
     (e) Update of Accountant’s Letter. Ameriprise shall receive from Deloitte & Touche LLP, dated as of such Documented Closing Date, a comfort letter, in form and substance reasonably satisfactory to Ameriprise in all material respects, provided that (i) the specified date referred to in such subsection shall be a date not more than five days prior to each such Documented Closing Date, (ii) such comfort letter shall cover the Registration Statement and Prospectus, as amended and supplemented through the date of the Periodic Prospectus Supplement or Annual Post-Effective Amendment that triggers such Documented Closing Date (the “Current Filing”), and (iii) if financial statements or financial information of any other entity are included in the Most Recent Periodic Report or Current

Filing, the comfort letter to be received by Ameriprise shall also cover such financial statements or financial information.
     (f) Stop Orders. On the Effective Date and during the Effective Term no order suspending the sale of the Shares in any jurisdiction nor any stop order issued by the Commission shall have been issued, and on the Effective Date and during the Effective Term no proceedings relating to any such suspension or stop orders shall have been instituted, or to the knowledge of the Company, shall be contemplated.
     (g) Information Concerning the Advisor. On the date hereof, Ameriprise shall receive a letter dated the date hereof from the Advisor, confirming that: (1) the Advisory Agreement has been duly and validly authorized, executed and delivered by the Advisor and constitutes a valid agreement of the Advisor enforceable in accordance with its terms; (2) the execution and delivery of the Advisory Agreement, the consummation of the transactions therein contemplated and compliance with the terms of the Advisory Agreement by the Advisor will not conflict with or constitute a default under its certificate of limited partnership or agreement of limited partnership, or any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Advisor is a party, or any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Advisor, or any of its property; (3) no consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of the Advisory Agreement by the Advisor, or for the consummation of the transactions contemplated thereby; and (4) the Advisor is a partnership duly formed, validly existing and in good standing under the laws of the State of Texas and is duly qualified to do business as a foreign limited partnership in each other jurisdiction in which the nature of its business would make such qualification necessary.
     (h) Confirmation. As of the date hereof and at each Documented Closing Date, as the case may be:
          (i) the representations and warranties of each Hines Entity in the Agreement shall be true and correct with the same effect as if made on the date hereof or the Documented Closing Date, as the case may be, and each Hines Entity has performed all covenants or conditions on their part to be performed or satisfied at or prior to the date hereof or respective Documented Closing Date;
          (ii) the Registration Statement does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus does not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          (iii) except as disclosed in the Prospectus, there shall have been no material adverse change in the business, properties, prospects or condition (financial or otherwise) of the Company subsequent to the date of the balance sheets provided in the Registration Statement and the Prospectus; and
          (iv) since the date hereof, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus in order to cause such Prospectus not to contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but which has not been so set forth.

Ameriprise shall receive a certificate dated the date hereof and each Documented Closing Date, as the case may be, confirming the above.
If any of the conditions specified in this Agreement shall not have been fulfilled when and as required by this Agreement, all Ameriprise’s obligations hereunder and thereunder may be canceled by Ameriprise by notifying the Company of such cancellation in writing or by telecopy at any time, and any such cancellation or termination shall be without liability of any party to any other party except as otherwise provided in Sections 3(d), 6, 8, 9 and 10 of this Agreement. All certificates, letters and other documents referred to in this Agreement will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to Ameriprise and Ameriprise’s counsel. The Company will furnish Ameriprise with conformed copies of such certificates, letters and other documents as Ameriprise shall reasonably request.
     8. Indemnification.
     (a) Indemnification by the Hines Entities. Each Hines Entity, jointly and severally, agree to indemnify, defend and hold harmless Ameriprise and each person, if any, who controls Ameriprise within the meaning of Section 15 of the Securities Act, and any of their respective officers, directors, employees and agents from and against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing for, defending against or settling any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon:
          (i) any untrue or alleged untrue statement of a material fact contained: (i) in the Registration Statement or in the Prospectus or any related preliminary prospectus; (ii) in any application or other document (in this Section 8 collectively called “application”) executed by a Hines Entity or based upon information furnished by a Hines Entity and filed in any jurisdiction in order to qualify the Shares under the securities laws thereof, or in any amendment or supplement thereto; or (iii) in the Company’s periodic reports such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K; provided however that no Hines Entity shall be liable in any such case to the extent any such statement or omission was made in reliance upon and in conformity with written information furnished to a Hines Entity by Ameriprise expressly for use in the Registration Statement or related preliminary prospectus or Prospectus or any amendment or supplement thereof or in any of such applications or in any such sales as the case may be;
          (ii) the omission or alleged omission from (i) the Registration Statement (or any amendment thereto) or in the Prospectus (as from time to time amended or supplemented); (ii) any applications; or (iii) the Company’s periodic reports such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K, of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided however that no Hines Entity shall be liable in any such case to the extent any such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by Ameriprise expressly for use in the Registration Statement or related preliminary prospectus or Prospectus or any amendment or supplement thereof or in any of such applications or in any such sales as the case may be;
          (iii) any untrue statement of a material fact or alleged untrue statement of a material fact contained in any supplemental sales material (whether designated for broker-dealer use or otherwise) approved by the Company for use by Ameriprise or any omission or alleged omission to state therein a material fact required to be stated or necessary in order to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Prospectus delivered therewith not misleading;
          (iv) any communication regarding the valuation of the Shares provided by or on behalf of the Company; and
          (v) the breach by the Hines Entities or any employee or agent acting on their behalf, of any of the representations, warranties, covenants, terms and conditions of this Agreement.
          Notwithstanding the foregoing, no indemnification by a Hines Entity of Ameriprise, or each person, if any, who controls Ameriprise within the meaning of Section 15 of the Securities Act, and any of their respective officers, directors, employees and agents or its officers, directors or control persons, pursuant to Section 8(a) shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.
     (b) Indemnification by Ameriprise. Subject to the conditions set forth below, Ameriprise agrees to indemnify and hold harmless each Hines Entity, each of their directors and trustees, those of its officers who have signed the Registration Statement and each other person, if any, who controls a Hines Entity within the meaning of Section 15 of the Securities Act to the same extent as the foregoing indemnity from a Hines Entity but only with respect to an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement (as from time to time amended or supplemented) or Prospectus, or any related preliminary prospectus, or any application made in reliance upon or, in conformity with, written information furnished by Ameriprise expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto, or in any related preliminary prospectus or in any of such applications.
     (c) Procedure for Making Claims. Each indemnified party shall give prompt notice to each indemnifying party of any claim or action (including any governmental investigation) commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify any indemnifying party shall not relieve it from any liability that it may have hereunder, except to the extent it has been materially prejudiced by such failure, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party, jointly with any other indemnifying parties receiving such notice, shall assume the defense of such action with counsel chosen by it and reasonably satisfactory to the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. Any indemnified party shall have the right to employ a separate counsel in any such action and to participate in the defense thereof but the reasonable fees and expenses of such counsel shall be borne by such party unless such party has objected in accordance with the preceding sentence, in which event such fees and expenses shall be borne by the indemnifying parties. Except as set forth in the preceding sentence, if an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of separate counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the reasonable fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.
     The indemnity agreements contained in this Section 8 and the warranties and representations contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any termination of this Agreement. An indemnifying party shall not be liable to an indemnified party on account of any settlement, compromise or consent to the entry of judgment of any claim or action effected without the consent of such indemnifying party. The Company agrees promptly to notify Ameriprise of the commencement of any litigation or proceedings against the Company in connection with the issue and sale of the Shares or in connection with the Registration Statement or Prospectus.
     (d) Contribution. Subject to the limitations and exceptions set forth in Section 8(a) hereof and in order to provide for just and equitable contribution where the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any Losses, except by reason of the terms thereof, the Hines Entities on the one hand and Ameriprise on the other shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by each the Hines Entities, on the one hand, and Ameriprise on the other from the Offering based on the public offering price of the Shares sold and the Selling Commissions, Marketing Fees and due diligence expense reimbursements received by Ameriprise with respect to such Shares sold. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to above but also the relative fault of the Hines Entities, on the one hand and Ameriprise on the other in connection with the statements or omissions which resulted in such Losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Hines Entities, on the one hand and Ameriprise on the other shall be deemed to be in the same proportion as (a) the sum of (i) the aggregate net compensation retained by the Hines Entities and their affiliates for the purchase of Shares and (ii) total proceeds from the Offering (net of Selling Commissions, Marketing Fees and due diligence expense reimbursements paid to Ameriprise) received by the Company bears to (b) the Selling Commissions, Marketing Fees and due diligence expense reimbursements retained by Ameriprise. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by a Hines Entity, on the one hand or Ameriprise on the other. The Company agrees with Ameriprise that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation, or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or action in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), Ameriprise shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares subscribed for through Ameriprise were offered to the subscribers exceeds the amount of any damages which Ameriprise has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. Further, in no event shall the amount of Ameriprise’s contribution to the liability exceed the net commissions, marketing support fees, due diligence expense reimbursements and any other compensation retained by Ameriprise from the proceeds of the Offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or Section 10(b) of the Exchange Act, as amended)

shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, any person that controls Ameriprise within the meaning of Section 15 of the Securities Act shall have the same right to contribution as Ameriprise, and each person who controls the Company within the meaning of Section 15 of the Securities Act shall have the same right to contribution as the Company.
     9. Representations and Agreements to Survive. All representations and warranties contained in this Agreement or in certificates and all agreements contained in Section 3(d), 6, 8, 9 and 10 of this Agreement shall remain operative and in full force and effect regardless of any investigation made by any party, and shall survive the Termination Date.
     10. Effective Date, Term and Termination of this Agreement.
     (a) This Agreement shall become effective as of the date it is executed by all parties hereto. After this Agreement becomes effective, any party may terminate it at any time for any reason by giving two days’ prior written notice to the other parties. Ameriprise will immediately suspend or terminate its offer and sale of Shares upon the request of the Company or the Dealer Manager at any time.
     (b) Additionally, Ameriprise shall have the right to terminate this Agreement at any time during the Effective Term without liability of any party to any other party except as provided in Section 10(c) hereof if: (i) any representations or warranties of any Hines Entity hereunder shall be found to have been incorrect; or (ii) any Hines Entity shall fail, refuse or be unable to perform any condition of its obligations hereunder, or (iii) the Prospectus shall have been amended or supplemented despite Ameriprise’s objection to such amendment or supplement, or (iv) the United States shall have become involved in a war or major hostilities or a material escalation of hostilities or acts of terrorism involving the United States or other national or international calamity or crisis (other than hostilities including Iraq and Afghanistan); or (v) a banking moratorium shall have been declared by a state or federal authority or person; or (vi) the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not said loss shall have been insured, will in Ameriprise’s good faith opinion make it inadvisable to proceed with the offering and sale of the Shares; or (vii) there shall have been, subsequent to the dates information is given in the Registration Statement and the Prospectus, such change in the business, properties, affairs, condition (financial or otherwise) or prospects of the Company whether or not in the ordinary course of business or in the condition of securities markets generally as in Ameriprise’s good faith judgment would make it inadvisable to proceed with the offering and sale of the Shares, or which would materially adversely affect the operations of the Company.
     (c) In the event this Agreement is terminated by any party pursuant to Sections 10(a) or 10(b) hereof, the Company shall pay all expenses of the Offering as required by Section 6 hereof and no party will have any additional liability to any other party except for any liability which may exist under Sections 3(d) and 8 hereof. Except as provided in Sections 3(d), 6 or 8 hereof, in no event will the Company be liable to reimburse Ameriprise for expenses other than Ameriprise’s actual and reasonable out-of-pocket expenses.
     (d) If Ameriprise elects to terminate this Agreement as provided in this Section 10, Ameriprise shall notify the Company promptly by telephone or facsimile with confirmation by letter. If the Company elects to terminate this Agreement as provided in this Section 10, the Company shall notify Ameriprise promptly by telephone or facsimile with confirmation by letter.

     11. Notices.
     (a) All communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to Ameriprise shall be mailed, or personally delivered, to 570 Ameriprise Financial Center, Minneapolis, MN 55474 and if sent to a Hines Entity shall be mailed, or personally delivered, to the Company, 2800 Post Oak Boulevard, Suite 5000, Houston, TX 77056-6118, Attention: Charles M. Baughn, with a copy to Sherri W. Schugart at the same address.
     (b) Notice shall be deemed to be given by any respective party to any other respective party when it is mailed or personally delivered as provided in subsection (a) of this Section 11.
     12. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon Ameriprise, the Company, the Dealer Manager, the Advisor and the controlling persons, trustees, directors and officers referred to in Section 8 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. Notwithstanding the foregoing, this Agreement may not be assigned without the consent of the parties hereto.
     13. Construction. This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements to be made and performed entirely within such state.
     14. Finders’ Fees. Ameriprise shall have no liability for any finders’ fees owed in connection with the transactions contemplated by this Agreement.
     15. Severability. Any provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.
     16. Additional Offerings. The terms of this Agreement may be extended to cover additional offerings of shares of the Company by the execution by the parties hereto of an addendum identifying the shares and registration statement relating to such additional offering. Upon execution of such addendum, the terms “Shares”, “Offering”, “Registration Statement” and “Prospectus” set forth herein shall be deemed to be amended as set forth in such addendum.
[Remainder of page intentionally left blank; signature pages follow.]

     If the foregoing correctly sets forth the parties’ understanding, please so indicate in the space provided on the attached page for that purpose, whereupon this letter shall constitute a binding agreement between us.

Hines Real Estate Investment Trust, Inc.
By:	/s/ Frank Apollo
	Name:	Frank Apollo
	Title:	Chief Accounting Officer, Treasurer and Secretary

Hines Real Estate Securities, Inc.
By:	/s/ Frank F. Muller
	Name:	Frank F. Muller
	Title:	President

Hines Advisors Limited Partnership
By:	/s/ Frank Apollo
	Name:	Frank Apollo
	Title:	Chief Accounting Officer, Treasurer and Secretary of its general partner, Hines Advisors GP LLC

Accepted as of the date first above
written:
AMERIPRISE FINANCIAL SERVICES, INC.

By:	/s/ Frank A. McCarthy
	Name:	Frank A. McCarthy
	Title:	Vice President and General Manager

Selected Dealer Agreement (Signature Page)